PREPAID EXPENSES AND OTHER CURRENT ASSETS (Details) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY
Prepaid expenses and other current assets
Prepaid expense for bandwidth and servers	$ 2,052	12,419	17,147
Prepaid marketing and consulting fee in connection with the Cloud infrastructure	1,239	7,500
Income tax receivable	758	4,590
Staff field advances	425	2,570	1,444
Other deposit and receivables	3,877	23,470	12,649
Total	$ 8,351	50,549	31,240